UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2015

OTTAWA SAVINGS BANCORP, INC.

(Exact Name of Registrant as Specified in Its Charter)

United States	0-51367	20-3074627
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

925 LaSalle Street, Ottawa, IL 61350

(Address of principal executive offices) (Zip Code)

(815) 433-2525

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Ottawa Savings Bancorp, Inc. (the “Company”) was held on May 20, 2015. The final results for each of the matters submitted to a vote of shareholders at the annual meeting are as follows:

1.     The following individuals were elected as directors, each for a three-year term by the following vote:

	FOR	WITHHELD
Thomas M. Adler	2,431,098	34,046
Arthur C. Mueller	2,432,023	33,121
Daniel J. Reynolds	2,430,998	34,146

The following individual was elected as director for a two-year term by the following vote:

	FOR	WITHHELD
William J. Kuiper	2,431,098	34,046

The following individual was elected as director for a one-year term by the following vote:

	FOR	WITHHELD
Craig M. Hepner	2,431,123	34,021

There were 295,283 broker non-votes on the proposal.

2.    The appointment of McGladrey LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified by the shareholders by the following vote:

FOR	AGAINST	ABSTAIN
2,748,601	8,151	3,675

There were no broker non-votes on the proposal.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OTTAWA SAVINGS BANCORP, INC.
(Registrant)

Date: May 27, 2015	By:	/s/ Jon Kranov
Jon Kranov
President and Chief Executive Officer